BAIRD ADJUSTABLE RATE INCOME FUND

                               SEMIANNUAL REPORT

                                 March 31, 1999

(BAIRD LOGO)

BAIRD ADJUSTABLE RATE INCOME FUND

Semiannual Report
                                                                  May 25, 1999
DEAR FELLOW SHAREHOLDER:

  The semiannual period began with the financial markets struggling to recover from a series of crises that included defaults by Russia and the near-collapse of a large, highly visible hedge fund. These events precipitated a worldwide flight to safety by investors that caused Treasury yields to decline, but the relative spreads to Treasuries on alternative investments such as corporate and mortgage-backed securities increased to record levels. Markets were extremely volatile during the final weeks of 1998, reflecting significantly greater risk aversion on the part of most investors. In response to a marked deterioration in the liquidity of most markets, the Federal Reserve lowered the federal funds rate in three steps from 5 1/2% to the current level of 4 3/4%. By year-end, investor confidence had improved substantially, though ongoing problems in the world markets were sustaining expectations of lower yields in 1999.

  During the first quarter of 1999 most bond yields rose quite sharply, contrary to expectations, in response to signs of much stronger-than-predicted economic growth. Yields on Treasury notes and bonds were 45 to 60 basis points higher at quarter-end than at year-end 1998. Instead of slowing from a blistering fourth-quarter pace, as had been predicted by the consensus forecast, the U.S. economy remained extremely vibrant. Consumer spending was especially robust, propelled by a strong housing sector and a rising stock market.

  Prices of CMO floaters improved during the first quarter despite the rise in Treasury yields. All sectors of the mortgage-backed securities markets recovered during the quarter, after performing poorly during the second half of 1998. As a result, the NAV of the fund increased from a six-month low of $8.59 on 12-31-98 to $8.67 on 3-31-99.

Sincerely,

         /s/Marcus C. Low, Jr.          /s/Glen F. Hackmann
         Marcus C. Low, Jr.              Glen F. Hackmann
         President                      Chairman
                                        Investment Committee

BAIRD ADJUSTABLE RATE INCOME FUND
STATEMENT OF NET ASSETS
March 31, 1999 (Unaudited)

Principal                                                                   Amortized            Market
  Amount                                                                      Cost               Value
----------                                                                  ---------            ------
LONG-TERM INVESTMENTS 91.5% (A)<F1>

            COLLATERALIZED MORTGAGE OBLIGATIONS -- 91.5% (B)<F2>

$4,111,173  FNMA 93-107F, 5.458%, due 06/25/08,
              (indexed to COFI plus 85bp subject to 10% cap)              $ 3,845,917         $ 4,021,242

 5,000,000  FNMA 93-127FA, 4.39%, due 10/25/21,
              (indexed to T10Y minus 75bp subject to 9.50% cap)             4,992,883           4,768,750

 5,000,000  FNMA 92-33FPAC, 4.69%, due 03/25/22,
              (indexed to T10Y minus 45bp subject to 10% cap)               5,007,185           4,864,062

 5,000,000  FHLMC G10I, 4.48%, due 05/25/23,
              (indexed to T10Y minus 55bp subject to 9.50% cap)             4,987,457           4,571,875
                                                                          -----------         -----------
                TOTAL LONG-TERM INVESTMENTS                                18,833,442          18,225,929

SHORT-TERM INVESTMENTS 8.8% (A)<F1>

            REPURCHASE AGREEMENTS -- 8.8%

 1,745,000  Firstar Bank Milwaukee, N.A., Repurchase Agreement,
              3.50%, dated 03/31/99; maturing 04/01/99,
              (collateralized by $1,745,000 Federal Home
              Loan Adjustable Rate Mortgage Pool #785365,
              6.839%, due 03/01/25)                                         1,745,000           1,745,000
                                                                          -----------         -----------
                Total short-term investments                                1,745,000           1,745,000
                                                                          -----------         -----------
                Total investments                                         $20,578,442          19,970,929
                                                                          -----------
                                                                          -----------
                Liabilities, less cash and
                receivables (0.3%) (A)<F1>                                                        (65,069)
                                                                                              -----------
                Net Assets                                                                    $19,905,860
                                                                                              -----------
                                                                                              -----------
                Net Asset Value Per Share
                  ($0.01 par value 300,000,000
                  shares authorized), redemption price
                  ($19,905,860 / 2,296,497
                  shares outstanding)                                                         $      8.67
                                                                                              -----------
                                                                                              -----------
(a)<F1> Percentages for the various classifications relate to net assets.
(b)<F2> The coupon rate shown on adjustable rate securities represents the rate at period end.
        All coupon rates reset monthly.

 COFI = Cost of Funds Index
 T10Y = 10 Year Treasury
   bp = basis points
FHLMC = Federal Home Loan Mortgage Corp.
 FNMA = Federal National Mortgage Association

  The accompanying notes to financial statements are an integral part of this statement.

BAIRD ADJUSTABLE RATE INCOME FUND
STATEMENT OF OPERATIONS
For the Period Ending March 31, 1999 (Unaudited)

INCOME:
   Interest                                                        $507,050
                                                                   --------
                Total income                                        507,050
                                                                   --------
EXPENSES:
   Management fees                                                   50,664
   Professional fees                                                 29,382
   Administrative services                                           13,446
   Board of Director fees                                            10,150
   Transfer agent fees                                                8,000
   Custodian fees                                                     5,181
   Printing and postage expense                                       4,272
   Other expenses                                                     5,179
                                                                   --------
                Total expenses before management fee waiver         126,274
   Less fee waived by adviser                                       (50,664)
                                                                   --------
                Net expenses                                         75,610
                                                                   --------
NET INVESTMENT INCOME                                               431,440
                                                                   --------
NET REALIZED LOSS ON INVESTMENTS                                    (36,553)
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS               25,252
                                                                   --------
NET LOSS ON INVESTMENTS                                             (11,301)
                                                                   --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $420,139
                                                                   --------
                                                                   --------

  The accompanying notes to financial statements are an integral part of this statement.

BAIRD ADJUSTABLE RATE INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS
For the Period Ending March 31, 1999 (Unaudited) and For the Year Ended September 30, 1998

                                                                                             1999                     1998
                                                                                         -----------              -----------
OPERATIONS:
    Net investment income                                                                $   431,440              $ 1,174,270
    Net realized loss on investments                                                         (36,553)                 (77,541)
    Net increase (decrease) in unrealized appreciation on investments                         25,252                     (410)
                                                                                         -----------              -----------
               Net increase in net assets
                 resulting from operations                                                   420,139                1,096,319
                                                                                         -----------              -----------
DISTRIBUTIONS TO SHAREHOLDERS:
    Dividends from net investment income
      ($0.19 and $0.47 per share, respectively)                                             (459,017)              (1,174,270)
    Return of capital distribution
      ($0.05 per share)                                                                     (116,665)                       --
                                                                                         -----------              -----------
               Total distributions                                                          (575,682)              (1,174,270)

FUND SHARE ACTIVITIES:
    Cost of shares redeemed
      (140,878 and 357,373 shares, respectively)                                          (1,215,518)              (3,126,266)
                                                                                         -----------              -----------
               Net decrease in net assets
                 derived from Fund share activities                                       (1,215,518)              (3,126,266)
                                                                                         -----------              -----------
               TOTAL DECREASE                                                             (1,371,061)              (3,204,217)

NET ASSETS AT THE BEGINNING OF THE PERIOD                                                 21,276,921               24,481,138
                                                                                         -----------              -----------
NET ASSETS AT THE END OF THE PERIOD                                                      $19,905,860              $21,276,921
                                                                                         -----------              -----------
                                                                                         -----------              -----------

  The accompanying notes to financial statements are an integral part of these statements.

BAIRD ADJUSTABLE RATE INCOME FUND
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each period)

                                       (UNAUDITED)                                                                FOR THE YEAR FROM
                                      FOR THE PERIOD                    FOR THE YEARS ENDED SEPTEMBER 30,       OCTOBER 1, 1992*<F3>
                                     ENDING MARCH 31,   --------------------------------------------------------- TO SEPTEMBER 30,
                                           1999           1998        1997         1996        1995        1994        1993
                                     ----------------    ------      ------       ------      ------      ------ ----------------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period                                 $   8.73       $   8.76    $   8.66     $   8.60    $   9.07    $   9.95    $  10.00
Income from investment
  operations:
     Net investment income                   0.19           0.47        0.51         0.50        0.59        0.47        0.46
     Net realized and unrealized
       gain (loss) on investments           (0.01)         (0.03)       0.10         0.06        0.14       (0.88)      (0.05)
                                         --------       --------     --------    --------     --------   --------     --------
Total from investment operations             0.18           0.44        0.61         0.56        0.73       (0.41)       0.41
Capital contribution from
  Robert W. Baird & Co.
  Incorporated                                 --             --          --           --        0.39          --          --
Less distributions:
     Dividends from net
       investment income                    (0.19)         (0.47)      (0.51)       (0.50)      (0.59)      (0.47)      (0.46)
     Distribution from net
       realized gains                         --              --          --           --          --       (0.00)         --
     Return of capital distribution         (0.05)            --          --           --       (1.00)         --          --
                                         --------       --------     --------    --------     --------   --------     --------
Total from distributions                    (0.24)         (0.47)      (0.51)       (0.50)      (1.59)      (0.47)      (0.46)
                                         --------       --------     --------    --------     --------   --------     --------
Net asset value, end of period           $   8.67       $   8.73    $   8.76     $   8.66    $   8.60    $   9.07    $   9.95
                                         --------       --------     --------    --------     --------   --------     --------
                                         --------       --------     --------    --------     --------   --------     --------
TOTAL INVESTMENT
RETURN****<F6>                               2.2%(a)<F7>    5.1%        7.2%         6.7%       12.8%       (4.3%)       4.2%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in 000's $)                             19,906         21,277      24,481       46,767      89,805     167,419     142,287
Ratio of expenses
  (after waiver
  and/or reimbursement)
  to average net assets**<F4>               0.75%(b)<F8>   0.37%       0.31%        0.25%       0.29%       0.51%       0.38%
Ratio of net investment
  income to average
  net assets***<F5>                         4.26%(b)<F8>   5.34%       5.86%        5.85%       6.37%       4.82%       4.31%
Portfolio turnover rate                      0.0%           0.0%        0.0%         0.0%        3.6%      143.8%       79.4%

   *<F3>   Commencement of operations.
  **<F4>   Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been 1.25%(b), 0.87%, 0.81%, 0.75%, 0.72%, 0.95% and 1.07%, respectively, for the period ending March
           31, 1999 and for the years ended September 30, 1998, 1997, 1996, 1995, 1994 and 1993.
 ***<F5>   The ratios of net investment income prior to adviser's expense limitation undertaking to average net assets for the period ending March 31, 1999 and for the years ended September 30, 1998, 1997, 1996, 1995, 1994 and 1993 would have been
           3.76%(b), 4.84%, 5.35%, 5.35%, 5.94%, 4.38% and 3.62%, respectively.
****<F6>   Total return does not include the sales load which existed when the Fund was open to new investments. The total return for the year ended September 30, 1995 is computed after giving effect to the capital contribution from Robert W. Baird &
           Co. Incorporated. If the Fund had not received this capital contribution, the total return would have been 8.4% for the year ended September 30, 1995.
 (a)<F7>   Not annualized.
 (b)<F8>   Annualized.

  The accompanying notes to financial statements are an integral part of this statement.

BAIRD ADJUSTABLE RATE INCOME FUND
NOTES TO FINANCIAL STATEMENTS
March 31, 1999 (Unaudited)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- The following is a summary of significant accounting policies of the Baird Adjustable Rate Income Fund (the "Fund"), a portfolio of The Baird Funds, Inc. (the "Company"), which is registered as a diversified open-end management investment company under the Investment Company Act of 1940. The Company was incorporated under the laws of Wisconsin on June 26, 1992 and the Fund commenced operations on October 1, 1992. In accordance with the terms of the Agreement discussed in Note 1(a), the Fund was closed to new investments effective December 23, 1994. The investment objective of the Fund is to hold its existing portfolio securities to maturity or until such time as sales become available at prices consistent with the ability to liquidate securities at their respective par values except to the extent sales of assets are required to meet redemptions.

(a) Securities for which market quotations are readily available are valued at the most recent bid price. Securities for which there are no readily available market quotations and other assets are valued at their fair value as determined in good faith in accordance with policies approved by the Company's Board of Directors. Valuation techniques may include the use of market quotations for similar securities, transaction prices for the same or similar securities, prices provided by broker-dealers or estimates of market values obtained from yield and other data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Directors.

     Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts.

     Effective January 13, 1995, Robert W. Baird &Co. Incorporated ("RWB") and shareholders representing approximately 99% of the Fund's shares outstanding as of August 10, 1994 entered into an agreement ("Agreement") resolving a dispute arising out of the 1994 decline in the Fund's per share net asset value. In accordance with the terms of the Agreement, RWB made a payment of $4,616,549 ($0.40 per share on the funding date, February 10, 1995) directly to the Fund on behalf of the Fund shareholders to compensate the Fund for capital losses realized by the Fund. The payment was credited directly to the Fund's additional paid-in capital. Legal expenses incurred by the Fund in conjunction with the Agreement totaling $126,878 or $0.01 per share were also charged directly against additional paid-in capital. This net contribution of $4,489,671 was treated as a capital gain for tax purposes.

(b) Premiums and discounts on Collateralized Mortgage Obligations held by the Fund are amortized to weighted average life. Premiums and discounts on other securities are amortized to maturity. For financial reporting purposes, investment transactions are recorded on trade date. Cost amounts, as reported in the statement of net assets, are the same for Federal income tax purposes.

(c)  Net realized gains and losses are computed on the identified cost basis.

(d) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund has $8,221,605, $1,062,523, $1,740,857 and $578,247 of net capital losses which expire September 30, 2003, 2004, 2005 and 2006, respectively. The Fund has $41 of post-October losses. These amounts may be used to offset capital gains in future years to the extent provided by tax regulations.

(e) Dividend income (if any) is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

(f) Generally accepted accounting principles require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

(g) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES -- The Fund has a management agreement with RWB, with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the management agreement, the Fund was to pay RWB a monthly management fee at the annual rate of 0.50% of the daily net assets of the Fund. In accordance with the terms of the Agreement, RWB has permanently waived all future management fees due from the Fund effective January 1, 1995. For the period ending March 31, 1999, RWB waived $50,664 of management fees.

  During the period ending March 31, 1999, the Company was advised that the Fund did not pay any brokerage fees to RWB on the execution of purchases and sales of portfolio securities.

(3) DISTRIBUTION TO SHAREHOLDERS -- Dividends from net investment income for the Fund are declared daily and paid monthly. Distributions of net realized gains, if any, for the Fund, will be declared at least once a year.

  In accordance with the terms of the Agreement, the Fund will seek to maximize returns of capital to investors by making distributions of substantially all returns of capital and revenues (subject to retention of cash or cash equivalents not to exceed the lesser of $5,000,000 or 10% of net assets). Such a return of capital distribution was paid on December 31, 1998 in the amount of $116,666 ($0.05 per share).

(4) INVESTMENT TRANSACTIONS -- For the period ending March 31, 1999, purchases and proceeds from sales of investment securities of the Fund (excluding short-term securities) were $- 0 - and $2,913,696, respectively.

(5) ACCOUNTS PAYABLE AND ACCRUED LIABILITIES -- As of March 31, 1999, liabilities of the Fund included the following:

       Other liabilities                                   $    38,524

(6) SOURCES OF NET ASSETS -- As of March 31, 1999, the sources of net assets were as follows:

       Fund shares issued and outstanding                  $32,153,199
       Net unrealized depreciation on investments             (607,513)
       Accumulated net realized loss on investments        (11,639,826)
                                                           -----------
                                                           $19,905,860
                                                           -----------
                                                           -----------
    Aggregate net unrealized depreciation as of March 31, 1999 consisted of the following:
       Aggregate gross unrealized appreciation             $   175,324
       Aggregate gross unrealized depreciation                (782,837)
                                                           -----------
       Net unrealized depreciation                         $  (607,513)
                                                           -----------
                                                           -----------

(7) SUBSEQUENT EVENTS -- A special meeting of shareholders of the Fund was held on May 12, 1999, at the request of the Fund's majority shareholder. The purpose of the meeting was to consider and vote on a plan of liquidation and dissolution of the Fund ("Dissolution"). At that meeting, the shareholders voted to approve the plan. The Dissolution would involve the pro rata, in-kind distribution of the Fund's assets to the shareholders after the Fund's liabilities have been paid. The Dissolution will be a taxable event to shareholders of the Fund. Shareholders who do not want to participate in this in-kind distribution may redeem their Fund shares for cash at any time up to 10 business days following shareholder approval of the Dissolution.

  The Fund's financial statements at March 31, 1999 include a reserve of $35,000 (approximately $0.02 per share) to provide for the estimated expenses of the Dissolution of the Fund, distribution of its assets and operating expenses of the Fund through Dissolution.

                                  (BAIRD LOGO)
                                 A NORTHWESTERN
                                 MUTUAL COMPANY
                       Robert W. Baird & Co. Incorporated
                  777 E. Wisconsin Avenue, Milwaukee, WI 53202
                  Phone 414 765-3500. Toll Free 1-800-RW-BAIRD
                   (c)1999 Robert W. Baird & Co. Incorporated